                                                     EXHIBIT 24

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended January 29, 1994 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of April, 1994.


                                   SAUL A. FOX
                                   ----------------------------------
                                   Saul A. Fox

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended January 29, 1994 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of April, 1994.



                                   A. M. GLEASON
                                   ----------------------------------
                                   A. M. Gleason

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended January 29, 1994 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of April, 1994.



                                   JEROME KOHLBERG,JR.
                                   ----------------------------------
                                   Jerome Kohlberg, Jr.

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended January 29, 1994 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of April, 1994.



                                   ROGER S. MEIER
                                   ----------------------------------
                                   Roger S. Meier

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended January 29, 1994 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of April, 1994.



                                   MICHAEL W. MICHELSON
                                   ----------------------------------
                                   Michael W. Michelson

                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of Fred Meyer, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorney and agent, to do any and all acts and things and execute in his name as an officer or director of the Company the Annual Report on Form 10-K for the year ended January 29, 1994 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of April, 1994.



                                   PAUL E. RAETHER
                                   ----------------------------------
                                   Paul E. Raether